                             TCW/DW TERM TRUST 2002
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:
------------------------------------------------------------------------------

    For the fiscal year ended September 30, 1996, the market price of the TCW/DW Term Trust 2002's net asset value per share increased from $9.13 to $9.18. Based on this change, and including reinvestment of dividends totaling approximately $0.59 per share, the Trust's total return for the period was 8.15 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $7.75 to $8.125 per share. Based on this change, and including reinvestment of dividends, the Trust's total return for the period was 12.77 percent. The Trust's investment performance is largely attributable to the narrowing of the market discount to net asset value of the Trust's shares from 15.1 percent to 11.5 percent during the fiscal year.

    In August, the Trust raised its monthly dividend from $0.0475 to $0.0520 per share to reflect an increase in portfolio earnings, which was largely the result of the Federal Reserve Board's decision to cut short-term interest rates by 25 basis points in July and December 1995 and January of this year.

THE MARKET

    Reports on the U.S. economy during the fourth quarter of 1995 and January 1996 indicated weaker overall economic conditions and prompted the Federal Reserve Board to twice move to ease its monetary policy. In response, the yield on three-month U.S. Treasury bills, a key short term interest rate benchmark, declined 38 basis points (0.38 percentage points). However, subsequently stronger gross domestic product, employment, housing and consumer confidence data showed signs of a robust level of activity. These stronger data resulted in higher long-term interest rates, as shown by a 52 basis point yield increase on 10 year U.S. Treasury notes.

    Minutes of the August meeting of the Federal Reserve Board's Federal Open Market Committee were interpreted by some investors as an indication that the central bank was likely to tighten monetary policy before the end of the year in response to the increase in economic activity. Accordingly, investors anticipate a modest tightening of short-term rates while maintaining a neutral outlook on intermediate to long term interest rates.

    According to the Trust's investment adviser, TCW Funds Management, Inc.
(TCW) the recent rise in long-term interest rates reduced mortgage prepayment risk, which aided the recent performance of mortgage-backed securities. The issuance of new collateralized mortgage obligations (CMOs) is currently at a fraction of the volume generated in previous years, lending support to mortgage yield spreads.

THE PORTFOLIO

    During the fiscal year ended September 30, 1996, the Trust sold a small portion of its tax-exempt municipal bonds. The proceeds from these transactions were used to repurchase the Trust's shares on the open market and to purchase fixed-rate mortgage-backed securities. Additional portfolio changes are expected to be made as market conditions and specific opportunities warrant.

    Approximately 67 percent of the Trust's assets is invested in AAA-rated mortgage pass-through securities or CMOs with durations, average lives or expected maturity dates that correspond closely to the Trust's termination date. An additional 19 percent is invested in inverse floating rate CMOs issued by U.S.

government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite that of a specified index. The remaining 14 percent is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 offering price to shareholders at maturity. On September 30, 1996, the Trust's degree of leverage (the ratio of debt to assets) was 27 percent of total assets.

LOOKING AHEAD

    The Trust's adviser is generally positive regarding the mortgage-backed sector over the long-term. Although signs of robust economic activity have reappeared in recent months, real interest rates (interest rates minus inflation) remain at historically high levels. (in the past, periods of strong bond market performance have correlated with high real rates of interest). The Trust's net asset and NYSE market values will continue to fluctuate as both respond to changes in market conditions and interest rates.

    We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year under review, the Trust purchased 2,861,300 shares of beneficial interest at a weighted average market discount of 12.58 percent.

    We appreciate your support of TCW/DW Term Trust 2002 and look forward to continuing to serve your investment needs and objectives.

                                            Very truly yours,

                                            /s/ Charles A. Fiumefreddo
                                            Charles A. Fiumefreddo
                                            Chairman of the Board

TCW/DW TERM TRUST 2002
PORTFOLIO OF INVESTMENTS September 30, 1996
------------------------------------------------------------------------------

Principal
Amount (in                                                                     Coupon     Maturity
thousands)                                                                      Rate        Date         Value
----------                                                                    --------   ----------  ------------
              COLLATERALIZED MORTGAGE
               OBLIGATIONS (116.1%)
              U.S. GOVERNMENT AGENCIES (58.8%)
 $   727      Federal Home Loan Mortgage Corp. 1385 SB .....................   10.572+%   10/15/07   $    668,756
   3,063      Federal Home Loan Mortgage Corp. 1389 SB .....................   10.027+    10/15/07      2,634,674
  30,000      Federal Home Loan Mortgage Corp. 1465 G (PAC)++ ..............    7.00      12/15/07     29,616,312
  15,600      Federal Home Loan Mortgage Corp. 1481 H (PAC)++ ..............    6.875     08/15/21     15,137,975
   4,536      Federal Home Loan Mortgage Corp. 1519 J ......................   10.826+    05/15/08      3,808,856
  16,447      Federal Home Loan Mortgage Corp. 1606 SC .....................    6.931+    11/15/08     10,484,864
  10,712      Federal Home Loan Mortgage Corp. 1609 LG (PAC) ...............    5.416+    11/15/23      7,963,422
  19,884      Federal Home Loan Mortgage Corp. 1611 QB (PAC) ...............    9.843+    11/15/23     15,919,744
  18,300      Federal Home Loan Mortgage Corp. 1633 B++ ....................    6.50      09/15/23     17,042,592
  18,500      Federal Home Loan Mortgage Corp. 1638 K (PAC)++ ..............    6.50      03/15/23     17,234,328
   1,584      Federal National Mortgage Assoc. 1992-138 O ..................    7.50      07/25/22      1,584,119
  13,993      Federal National Mortgage Assoc. 1992-150 SV (PAC)  ..........   11.706+    05/25/21     12,982,830
  15,703      Federal National Mortgage Assoc. 1992-208 C (TAC)++  .........    7.50      10/25/07     15,761,799
  16,248      Federal National Mortgage Assoc. 1992-214 K++ ................    7.50      12/25/22     15,976,734
   8,333      Federal National Mortgage Assoc. 1993-139 SP (PAC)  ..........    7.50 +    12/25/21      6,443,999
  27,362      Federal National Mortgage Assoc. 1993-141 A++ ................    7.00      12/25/22     26,357,766
   9,843      Federal National Mortgage Assoc. 1993-179 SV .................    4.829+    10/25/21      6,187,005
  18,193      Federal National Mortgage Assoc. 1993-190 S ..................    5.529+    10/25/08     12,069,512
   8,383      Federal National Mortgage Assoc. 1993-190 SB (PAC)  ..........    5.816+    10/25/08      7,470,021
   5,814      Federal National Mortgage Assoc. 1993-238 SA .................    7.507+    07/25/08      3,935,322
  20,000      Federal National Mortgage Assoc. G1992-44 SC .................   13.143+    08/25/20     19,418,600
                                                                                                     ------------
              TOTAL U.S. GOVERNMENT AGENCIES
               (IDENTIFIED COST $281,166,074) .....................................................   248,699,230
                                                                                                     ------------
              PRIVATE ISSUES (57.3%)
   9,022      Bear Stearns Mortgage Securities, Inc. 1993-10 A7 (PAC)  .....    7.20      07/25/24      8,593,287
  19,844      Citicorp Mortgage Securities, Inc. 1992-20 A5++ ..............    7.50      12/25/07     19,719,975
  19,574      CMC Securities Corp. III 1994-C A9 (PAC) .....................    6.75      03/25/24     17,714,660
  11,232      CountryWide Funding Corp. 1994-4 A12 .........................    6.95      04/25/24     10,063,828
  21,117      CountryWide Mortgage Backed Securities, Inc. 1993-B A6 (PAC)++    6.75      11/25/23     18,688,545
  28,165      General Electric Capital Mortgage Services, Inc. 1994-6 A9  ..    6.50      09/25/22     24,423,872
  10,000      NorWest Asset Securities Corp. 1996-1 A5 .....................    7.50      08/25/26     10,100,000
  20,832      Prudential Home Mortgage Securities 1992-50 A3 ...............    8.00      12/25/23     20,849,859
  13,170      Prudential Home Mortgage Securities 1993-2 A7 ................    7.00      02/25/08     12,533,674
  20,312      Prudential Home Mortgage Securities 1993-34 A1 ...............    7.00      08/25/23     20,206,151
  20,000      Prudential Home Mortgage Securities 1993-60 A3 (PAC)  ........    6.75      12/25/23     17,845,406
  41,182      Resolution Funding Mortgage Securities I 1992-S38 A6  ........    7.50      02/25/18     41,361,965
  16,836      Resolution Funding Mortgage Securities I 1993-S40 A8 (TAC)  ..    6.75      11/25/23     15,591,725
   4,731      Ryland Mortgage Securities Corp. 1992-18 C++ .................    7.75      09/25/19      4,738,097
                                                                                                     ------------
              TOTAL PRIVATE ISSUES
               (IDENTIFIED COST $251,581,185) .....................................................   242,431,044
                                                                                                     ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (IDENTIFIED COST $532,747,259) .....................................................   491,130,274
                                                                                                     ------------





TCW/DW TERM TRUST 2002
PORTFOLIO OF INVESTMENTS September 30, 1996 (continued)
------------------------------------------------------------------------------

Principal
Amount (in                                                                     Coupon     Maturity
thousands)                                                                      Rate        Date         Value
----------                                                                    --------   ----------  ------------
              U.S. GOVERNMENT AGENCY MORTGAGE
               PASS-THROUGH SECURITY (2.2%)
 $ 9,178      Government National Mortgage Assoc. II
               (Identified Cost $9,298,608) ................................    7.125%    06/20/25   $  9,320,407
                                                                                                     ------------
              MUNICIPAL BONDS (17.2%)
              ELECTRIC REVENUE (1.4%)
   8,400      Lower Colorado River Authority, Texas,
               Jr Lien 4th Ser (FGIC) ......................................    0.00      01/01/04      5,813,304
                                                                                                     ------------
              INDUSTRIAL DEVELOPMENT REVENUE (4.3%)
              Metropolitan Pier & Exposition Authority, Illinois,
   6,610       McCormick Place (AMBAC) .....................................    0.00      06/15/02      4,969,596
   7,400       McCormick Place (AMBAC) .....................................    0.00      12/15/02      5,426,272
  10,465      Pennsylvania Convention Center Authority,
               Ser A (FGIC) (ETM) ..........................................    0.00      09/01/02      7,871,250
                                                                                                     ------------
                                                                                                       18,267,118
                                                                                                     ------------
              OTHER REVENUE (7.4%)
  17,500      North Slope Boro, Alaska, Ser 1992 A (MBIA) ..................    0.00      06/30/03     12,318,250
  33,140      Johnson County, Kansas, (AMBAC) (ETM) ........................    0.00      06/01/12     11,454,178
  10,400      Texas, 1992 Refg Ser C (FGIC) ................................    0.00      04/01/03      7,519,408
                                                                                                     ------------
                                                                                                       31,291,836
                                                                                                     ------------
              TAX ALLOCATION (2.1%)
  12,370      Harris County, Texas (MBIA) ..................................    0.00      10/01/02      9,218,124
                                                                                                     ------------
              TRANSPORTATION REVENUE (2.0%)
  12,000      Contra Costa Transportation Authority, California, Sales Tax
               (FGIC) (ETM) ................................................    0.00      03/01/04      8,342,760
                                                                                                     ------------
              TOTAL MUNICIPAL BONDS (IDENTIFIED COST $68,558,168) .................................    72,933,142
                                                                                                     ------------
              SHORT-TERM INVESTMENTS (1.4%)
              U.S. GOVERNMENT AGENCY (a) (0.2%)
   1,000      Federal Home Loan Mortgage Corp. .............................    5.19      10/10/96        998,703
                                                                                                     ------------
              REPURCHASE AGREEMENT (1.2%)
   5,000      The Bank of New York (dated 09/30/96; proceeds $5,000,694;
                collateralized by $4,994,894 U.S. Treasury Note 5.625% due
                10/31/97 valued at $5,100,000) (Identified Cost $5,000,000)     5.00      10/01/96      5,000,000
                                                                                                     ------------
              TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $5,998,703)                                 5,998,703
                                                                                                     ------------
              TOTAL INVESTMENTS (IDENTIFIED COST $616,602,738)(b) ......................   136.9%    $579,382,526
              LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS  ..........................   (36.9)    (156,288,015)
                                                                                         ----------  ------------
              NET ASSETS ...............................................................   100.0%    $423,094,511
                                                                                         ==========  ============

TCW/DW TERM TRUST 2002
PORTFOLIO OF INVESTMENTS September 30, 1996 (continued)
------------------------------------------------------------------------------

---------------
ETM    Escrowed to Maturity.

PAC    Planned Amortization Class.

TAC    Targeted Amortization Class.

+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.

++ Some or all of these securities are pledged in connection with reverse repurchase agreements.

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $9,633,820 and the aggregate gross unrealized depreciation was $46,854,032, resulting in net unrealized depreciation of $37,220,212.

Bond Insurance:
---------------
AMBAC  AMBAC Indemnity Corporation.

 FGIC  Financial Guaranty Insurance Company.

 MBIA  Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS
------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996
------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value
 (identified cost $616,602,738)  ......   $579,382,526
Cash ..................................          4,964
Interest receivable ...................      3,390,391
Deferred organizational expenses  .....         15,897
Prepaid expenses ......................         53,468
                                          ------------
   TOTAL ASSETS .......................    582,847,246
                                          ------------
LIABILITIES:
Reverse repurchase agreements .........    158,964,000
Payable for:
 Interest .............................        238,116
 Shares of beneficial interest
 repurchased ..........................        209,197
 Management fee .......................        138,653
 Investment advisory fee ..............         92,435
Accrued expenses ......................        110,334
Contingencies (Note 8) ................         --
                                          ------------
   TOTAL LIABILITIES ..................    159,752,735
                                          ------------
NET ASSETS:
Paid-in-capital .......................    438,435,216
Net unrealized depreciation ...........    (37,220,212)
Accumulated undistributed net
 investment income ....................     20,920,552
Accumulated undistributed net realized
 gain .................................        958,955
                                          ------------
   NET ASSETS .........................   $423,094,511
                                          ============
NET ASSET VALUE PER SHARE, 46,110,640
 shares outstanding (unlimited shares
 authorized of $.01 par value) ........          $9.18
                                                 =====

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended September 30, 1996
------------------------------------------------------------------------------
NET INVESTMENT INCOME:
 INTEREST INCOME ......................    $46,295,215
                                           -----------
 EXPENSES
  Management fee ......................      1,718,323
  Investment advisory fee .............      1,145,549
  Transfer agent fees and expenses  ...        173,062
  Professional fees ...................        101,028
  Shareholder reports and notices  ....         83,021
  Insurance expenses ..................         49,794
  Registration fees ...................         49,280
  Custodian fees ......................         49,264
  Trustees' fees and expenses .........         31,040
  Pricing Fees ........................         26,286
  Organizational expenses .............         14,369
  Other ...............................          5,520
                                           -----------
   TOTAL OPERATING EXPENSES ...........      3,446,536
  Interest expense ....................      8,468,155
                                           -----------
   TOTAL EXPENSES .....................     11,914,691
                                           -----------
   NET INVESTMENT INCOME ..............     34,380,524
                                           -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
  Net realized gain ...................        778,924
  Net change in unrealized
   depreciation .......................     (8,123,925)
                                           -----------
   NET LOSS ...........................     (7,345,001)
                                           -----------
   NET INCREASE .......................    $27,035,523
                                           ===========

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                      For the year        For the year
                                                                         ended               ended
                                                                   September 30, 1996  September 30, 1995
                                                                   ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income .........................................     $ 34,380,524        $ 33,430,837
  Net realized gain .............................................          778,924             433,720
  Net change in unrealized depreciation .........................       (8,123,925)         61,921,924
                                                                      ------------        ------------
   Net increase .................................................       27,035,523          95,786,481
                                                                      ------------        ------------
 Dividends and distributions from:
  Net investment income .........................................      (27,791,846)        (33,619,948)
  Net realized gain .............................................         (253,689)            (17,102)
                                                                      ------------        ------------
   Total ........................................................      (28,045,535)        (33,637,050)
  Net decrease from transactions in shares of beneficial interest      (22,900,449)         (8,058,878)
                                                                      ------------        ------------
   Total increase (decrease) ....................................      (23,910,461)         54,090,553

NET ASSETS:
 Beginning of period ............................................      447,004,972         392,914,419
                                                                      ------------        ------------
 END OF PERIOD (Including undistributed net investment
  income of $20,920,552 and $14,331,874, respectively) ..........     $423,094,511        $447,004,972
                                                                      ============        ============

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS For the year ended September 30, 1996
------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
 Net investment income ..........................................................   $ 34,380,524
 Adjustments to reconcile net investment income to net cash provided by operating activities:
  Increase in receivables and other assets related to operations  ...............       (171,974)
  Decrease in payable related to operations .....................................       (377,158)
  Net amortization of discount/premium ..........................................     (6,459,861)
                                                                                    ------------
   Net cash provided by operating activities ....................................     27,371,531
                                                                                    ------------
CASH FLOWS USED FOR INVESTING ACTIVITIES:
 Purchase of investments ........................................................    (44,002,753)
 Principal prepayments/sales of investments .....................................     41,117,656
 Net purchases of short-term investments ........................................     (4,218,556)
                                                                                    ------------
   Net cash used for investing activities .......................................     (7,103,653)
                                                                                    ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
 Net payment for shares of beneficial interest repurchased ......................    (22,946,379)
 Net proceeds from the issuance of reverse repurchase agreements  ...............     30,729,000
 Dividends to shareholders from net investment income ...........................    (27,791,846)
 Distributions to shareholders from capital gains ...............................       (253,689)
                                                                                    ------------
   Net cash used for financing activities .......................................    (20,262,914)
                                                                                    ------------
   Net increase in cash .........................................................          4,964

Cash at beginning of year .......................................................         --
                                                                                    ------------
CASH BALANCE AT END OF YEAR .....................................................   $      4,964
                                                                                    ============
Cash paid during the year for interest ..........................................   $  8,806,688
                                                                                    ============

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS September 30, 1996
------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW Term Trust 2002 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on August 28, 1992 and commenced operations on November 30, 1992. The Trust will distribute substantially all of its net assets on or about December 31, 2002 and will then terminate.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
    (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

    C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS September 30, 1996 (continued)
-----------------------------------------------------------------------------

    E. Organizational Expenses -- Dean Witter InterCapital Inc.("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Trust in the amount of approximately $70,200 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Trust pays the Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

    Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.

    Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 were as follows:

                                                                     Sales/
                                                      Purchases    Prepayments
                                                     -----------   -----------
U.S. Government Agencies ..........................  $ 9,761,197   $ 5,545,112
Private Issue Collateralized Mortgage Obligations .   34,241,556    18,090,864
Municipal Bonds ...................................       --        17,481,680

    Dean Witter Trust Company, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 1996, the Trust had transfer agent fees and expenses payable of approximately $13,000.

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS September 30, 1996 (continued)
-----------------------------------------------------------------------------
5. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:

                                                                             Capital
                                                                             Paid in
                                                             Par Value      Excess of
                                                Shares       of Shares      Par Value
                                                ------       ---------      ---------
Balance, September 30, 1994 ...............   50,010,640     $500,106     $468,894,437
Treasury shares purchased and retired
 (weighted average discount 12.48%)* ......   (1,038,700)     (10,387)      (8,048,491)
                                              ----------     --------     ------------
Balance, September 30, 1995 ...............   48,971,940      489,719      460,845,946
Treasury shares purchased and retired
 (weighted average discount 12.58%)* ......   (2,861,300)     (28,613)     (22,871,836)
                                              ----------     --------     ------------
Balance, September 30, 1996 ...............   46,110,640     $461,106     $437,974,110
                                              ==========     ========     ============

--------------
*  The Trustees have voted to retire the shares purchased.

6. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS -- Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

    Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 1996, securities valued at $169,260,196 were pledged as collateral.

    At September 30, 1996, the reverse repurchase agreements outstanding were $158,964,000 with a weighted interest rate of 5.58% maturing within 51 days. The maximum and average daily amounts outstanding during the period were $163,253,000 and $150,625,066, respectively. The weighted average interest rate during the period was 5.62%.

7. DIVIDENDS -- The Trust declared the following dividends from net investment income payable to shareholders of record subsequent to September 30, 1996:

         Declaration       Amount per        Record              Payable
             Date            Share            Date                Date
      ------------------   ----------   ---------------     -----------------
      September 24, 1996     $0.052     October 4, 1996     October 18, 1996
       October 30, 1996      $0.052     November 8, 1996    November 22, 1996

8. LITIGATION -- Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. All defendants except two of the Trustees have filed answers and affirmative defenses to the consolidated amended complaint. The two Trustees have moved to dismiss the complaint against them. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2002
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                         For the period
                                                   For the year ended September 30,     November 30, 1992*
                                              ----------------------------------------       through
                                                  1996        1995++++        1994      September 30, 1993
                                              ------------  ------------  ------------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .......    $ 9.13        $ 7.86        $10.18           $ 9.40
                                                 ------        ------        ------           ------
Net investment income .......................      0.74          0.68          0.99             0.73
Net realized and unrealized gain (loss)  ....     (0.17)         1.25         (2.45)            0.65
                                                 ------        ------        ------           ------
Total from investment operations ............      0.57          1.93         (1.46)            1.38
                                                 ------        ------        ------           ------
Less dividends and distributions from:
 Net investment income ......................     (0.58)        (0.68)        (0.84)           (0.59)
 Net realized gain ..........................     (0.01)         --           (0.02)            --
                                                 ------        ------        ------           ------
Total dividends and distributions ...........     (0.59)        (0.68)        (0.86)           (0.59)
                                                 ------        ------        ------           ------
Anti-dilutive effect of acquiring treasury
 shares .....................................      0.07          0.02          --               --
Less offering costs charged against capital        --            --            --              (0.01)
                                                 ------        ------        ------           ------
Net asset value, end of period ..............    $ 9.18        $ 9.13        $ 7.86           $10.18
                                                 ======        ======        ======           ======
Market value, end of period .................    $8.125        $ 7.75        $ 8.25           $10.25
                                                 ======        ======        ======           ======
TOTAL INVESTMENT RETURN+ ....................     12.77%         2.52%       (12.19)%           8.60%(1)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ..........................      0.79%         0.80%         0.78%            0.77%(2)
Interest expense ............................      1.93%         2.28%         1.44%            0.68%(2)
Total expenses ..............................      2.72%         3.08%         2.22%            1.45%(2)
Net investment income .......................      7.85%         8.15%        10.85%            9.05%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ....  $423,095      $447,005      $392,914         $509,220
Portfolio turnover rate .....................         7%           --%++         24%              29%(1)

--------------
 *    Commencement of operations.
 + Total investment return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++   Less than 0.5%.
++++  Restated for comparative purposes.
(1)   Not annualized.
(2)   Annualized.

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------

To the Shareholders and Trustees of TCW/DW Term Trust 2002

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2002 (the "Trust") at September 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 30, 1992 (commencement of operations) through September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Our report on the September 30, 1995 financial statements referred to certain pending litigation, the status of which is described in Note 8 to these financial statements. Because of changes to professional auditing standards recently adopted by the American Institute of Certified Public Accountants, our report on the September 30, 1996 financial statements is no longer required to refer to uncertainties such as this litigation.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 7, 1996

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Haborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.




TCW/DW

TERM TRUST
2002


ANNUAL REPORT
SEPTEMBER 30, 1996